SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	March 23, 2007
(Date of earliest event reported)	March 23, 2007

HEARTLAND FINANCIAL, USA, INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-24724	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-14(c))

Item 2.02    Results of Operations and Financial Condition
On March 23, 2007, Heartland Financial USA, Inc., issued a press release announcing that its Montana subsidiary, Rocky Mountain Bank, has reached agreement with 1st Bank of Sidney, Montana to sell a branch banking office located in Broadus, Montana in a cash transaction.  A copy of the press release is attached as Exhibit 99.

Item 9.01    Financial Statements and Exhibits

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    NONE.

(b)	PRO FORMA FINANCIAL INFORMATION.

    NONE.

(c)	EXHIBITS

    99. Press Release dated March 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2007
HEARTLAND FINANCIAL USA, INC.
By: /s/ John K. Schmidt
John K. Schmidt
Executive Vice President, CFO & COO